UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 25, 2013

CATALYST PHARMACEUTICAL PARTNERS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle Suite 1500 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 529-2522

            Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 25, 2013, Catalyst Pharmaceutical Partners, Inc. (the “Company”) received a letter from the Listing Qualifications Staff of the NASDAQ Stock Market LLC (“NASDAQ”) indicating that although the Company did not evidence compliance with the minimum bid price requirement, as set forth in NASDAQ Listing Rule 5550(a)(2) within the initial 180 day compliance period ended June 24, 2013, the Company is eligible for an additional 180 calendar day period, or until December 23, 2013, to evidence compliance with the minimum bid price requirement.

As previously disclosed, on December 24, 2012, the Company received a letter from NASDAQ indicating that based on the closing bid price for the Company’s common stock for the 30 consecutive trading days prior to December 24, 2012, the Company no longer satisfied the minimum bid price requirement as required by NASDAQ Listing Rule 5550(a)(2) and that, pursuant to NASDAQ Listing Rule 5810(c)(3)(A), the Company had been provided with an initial period of 180 calendar days within which to satisfy compliance with the minimum bid price requirement. The rules applicable to companies listed on the NASDAQ Capital Market provide for an additional 180-day compliance period within which a company may evidence compliance with the minimum bid price requirement so long as certain criteria have been met by the company upon the expiration of the initial 180-day compliance period. The Company met those criteria as of June 24, 2013.

In its letter to the Company, NASDAQ indicated that if, at any time prior to December 23, 2013, the bid price for the Company’s shares closes at or above $1.00 per share for a minimum of 10 consecutive trading days (unless the NASDAQ staff exercises its discretion to extend the minimum 10 day period), NASDAQ will provide written confirmation to the Company of its compliance with the minimum bid price requirement. If the Company does not regain compliance with the minimum bid price requirement by December 23, 2013, the NASDAQ staff will provide to the Company written notification that the Company’s shares are subject to delisting based on the deficiency. At that time, the Company may appeal the delisting determination to the NASDAQ Listing Qualifications Panel.

A copy of the Company’s press release issued on June 25, 2013 reporting receipt of the deficiency letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by the Company on June 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceutical Partners, Inc.

By:	/s/ Alicia Grande
Alicia Grande Vice President, Treasurer and CFO

Dated: June 25, 2013

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